SUPPLEMENT DATED MARCH 26, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MID-CAP VALUE PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Mid-Cap Value Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective on or about May 1, 2015. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in March 2015, Robeco Investment Management, Inc., doing business as Boston Partners, will become the sub-adviser of the Fund, replacing the existing sub-adviser. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by the new sub-adviser. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2015. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition.

The Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be mid-capitalization if it falls within the market capitalization range of companies in the Russell Midcap Value Index at the time of purchase. As of December 31, 2014, the market capitalization range for the Russell Midcap Value Index was approximately $275 million to $33.46 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”). The Fund may purchase securities offered in equity initial public offerings (“IPOs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

In the Principal Risks subsection, the Real Estate Companies Risk will be deleted and the following will be added:

•	Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

In the Performance subsection, the Russell Midcap Value Index will replace the S&P MidCap 400 Value Index as the Fund’s broad-based market index because the Russell Midcap Value Index is comprised of securities more reflective of the new sub-adviser’s management style for the Fund. Both broad-based market indices will continue to be disclosed in the Average Annual Total Returns table for a year from the effective date of the index change.

The Management subsection will be deleted and replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Boston Partners. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven L. Pollack, CFA, Portfolio Manager	Since 2015